SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2008

LEXINGTON ENERGY SERVICES INC.

----------------------------------------------------------------

(Exact Name of Registrant as Specified in Charter)

Nevada                            333-134175              98-0515522

----------------------------- ----------------------- -----------------------

(State or Other Jurisdiction          (Commission         ( I.R.S. Employer

of Incorporation)               File Number)         Identification No.)

Bay A, 1115 48th Ave SE, Calgary, AB      T2G 1A7

-----------------------------------------------------------------------------

(Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code:  (403) 279 - 4550

-------------------

---------------------------------------------------------------------------

Former name or former address, if changed since last report

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17

CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02

Departure of Directors or Principal Officers

On August 5, 2008, Mr. Elston Johnston resigned as Secretary and Director of Lexington Energy Services Inc. and its subsidiaries, effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LEXINGTON ENERGY SERVICES INC.

By   /s/ Robert Rosner

------------------------------

Robert Rosner,  Chief Executive Officer

Date: August 6, 2008